UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

Updated August 1, 2011

Item 1. Reports to Stockholders.

CONSILIUM EMERGING MARKET SMALL CAP FUND

INVESTOR CLASS SHARES — CEMSX
INSTITUTIONAL CLASS SHARES — CEMNX

ANNUAL REPORT

www.consiliumfunds.com	NOVEMBER 30, 2015

CONSILIUM EMERGING MARKET SMALL CAP FUND

Dear Fellow Shareholders:

The Institutional class of the Consilium Emerging Market Small Cap Fund (CEMNX, “the Fund”) shed 25.97% for the 12 month fiscal period ending November 30, 2015, while the Investor class, CEMSX, shed 26.06%. This is vs. a decline of 9.57% for the MSCI Emerging Market Small Cap Index for the same period. In general, Emerging and Frontier Markets performed poorly in 2015, and we witnessed many managers utilizing a value approach within these Markets lag their benchmarks and peer groups. The lag was more magnified for the Fund given the focused nature of the portfolio. The Fund typically holds between 35 and 45 positions which is significantly less than the broad exposures of the benchmark. In addition to the lag from portfolio concentration, the portfolio was also impacted from exposures and stock selection in China, India, Korea, and Indonesia. The aforementioned exposures combined declined over 15% for the period. We do expect that this trend should reverse itself over the longer-term.

Emerging and Frontier Market performance was driven by significant concerns over higher interest rates in the U.S. and reduced liquidity flows into the broad Emerging Market universe. At the time of writing this, only the first interest rate increase in the federal funds rate took place in mid-December. We believe the concerns are overblown as rates will be rising from unusually low levels. Emerging Markets, in general, appear cheap relative to the developed markets which investors shouldn’t ignore during this cycle. With this said, not all emerging economies are created equal and some are better positioned in this type of environment.

A strong U.S. dollar and lower commodity prices also took a toll on the global Emerging Markets during the year. This is especially problematic for those emerging countries and businesses that have debt denominated in U.S. dollars. Paying down the dollar debt has become more expensive as their local currency continued to lose value. Those emerging economies and companies that rely on commodity prices will face even greater challenges if prices remain depressed over longer-periods. Our goal as a manager is to find those countries and companies that may be less affected from a strong dollar and lower commodity prices. As such, we have limited exposures to countries like Turkey, Mexico, and Indonesia where governments have 20% or more of their debt denominated in foreign currencies. This is also the approach that we have taken when analyzing companies. Avoid those companies with debt. Or, more importantly, debt in foreign currencies. More expensive debt means lower profits which can eventually drive down the stock prices of those companies.

The top country contributors and detractors relative to the MSCI Emerging Market Small Cap Equity Index for the period are highlighted below:

Top Country Contributors	% Attribution
Brazil	1.68%
South Africa	1.46%
Argentina	0.80%

Top Country Detractors	% Attribution
China	-7.08%
India	-4.05%
Korea	-2.95%

CONSILIUM EMERGING MARKET SMALL CAP FUND

Investors, in general, are negative about China and the effect on the global economy. This is in large part due to the fact that they don’t understand what is transpiring in the country. China is in a transformation process – shifting from an export production and industrial economy to a domestic services/consumption economy. Yes, China’s export growth continued to lag historical measures, as exports and industrial production are down 50% and 25%, respectively, year over year. However, this is from a much larger base than it was ten plus years ago. Investors need to delve into this deeper and understand what is occurring – China has begun the process of rebalancing its economy from exports and industry to consumption and services. As such, consumption will account for close to 60% of their Gross Domestic Product (GDP) growth this year. China now represents one-third of the world’s global growth; this will likely increase if the consumption machine matures in the years to come.

Finally, as the year progressed, outflows from Emerging and Frontier Market retail mutual funds gradually increased, putting further pressure on the markets. In the near term, redemption activity from retail investors is likely to persist for the foreseeable future if Emerging Markets continue to underperform. Institutional investors have been taking notice, not only of oversold conditions within the Emerging Markets, but also at the valuation differential between Emerging, Frontier, and Developed Markets. Institutional inflows may be the stabilizing factor for the global Emerging Markets in the coming quarters.

As we look forward to 2016, we see the likelihood of valuations for Emerging and Frontier Markets at their own relative lows historically and at relative lows compared to the Developed Markets historically. At the same time, we see superior growth prospects in Emerging and Frontier Market countries compared to the developed world. At the granular level we see companies investing in plant and machinery as a result of well-defined future growth prospects in their sectors and countries. While many worries are expressed about increased leverage in the general Emerging Market universe, we do not see leverage issues in our portfolio companies or indeed in the countries we are invested in. However, this does not stop the good from being thrown out with the bad in a de-risking, disinvesting environment. At least for the first part of 2016 we see more risk to our asset class from developed world issues and worries rather than any endogenous problems inside the Emerging Market universe. Any market declines led by the U.S. will likely result in further exaggerated weakness in Emerging and Frontier Markets. However, we see the prospective rebound at that stage to be entirely in favor of Emerging and Frontier Market countries because of significantly cheaper valuations and superior future growth prospects. It is increasingly clear to us, that we are in the middle of a great transition that may see the world’s economic growth prospects increasingly defined by what happens within the broad Emerging Market world led by China rather than the developed world led by the U.S. This transition will not be without its bumps and for the time being the Fed will dominate discussion and the developed world will still be seen, mistakenly in our view, as the “safer harbor”.

Thank you for your patience and continued support. We look forward to reporting back in the coming quarters.

Warmest Regards,

Jonathan Binder
Chief Investment Officer
Consilium Investment Management

CONSILIUM EMERGING MARKET SMALL CAP FUND

Past performance is not a guarantee of future results.

Opinions expressed are those of the Sub-Advisor and are subject to change, not guaranteed, and should not be considered investment advice.

This report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in Emerging Market Small Capitalization and Frontier Market companies involve additional risks. These include: limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund runs a focused portfolio, meaning it may concentrate its assets in fewer individual holdings than a more diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a more diversified fund. The value of an investment in a REIT can be hurt by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of a real estate investment trust.

The MSCI Emerging Markets Small Cap Index is the primary benchmark for the Fund. The MSCI Emerging Markets Small Cap Index measures the performance of EM small cap equities as selected by MSCI. The investment results of an index assume reinvestment of dividends; you cannot invest in an index. The index is used for comparison purposes only and is not meant to be indicative of a portfolio’s performance, asset composition, or volatility. The performance of the Fund may differ markedly from that of compared indices due to varying degrees of diversification and/or other facts.

Portfolio holdings and sectors are subject to change. The mention of specific securities and countries for illustration and commentary purposes only and should not be considered a recommendation to purchase or sell a particular security. For a complete list of Fund holdings, please refer to the Schedule of Investments in the report.

Diversification does not assure a profit or protect against a loss in a declining market.

The Consilium Emerging Market Small Cap Fund is distributed by Quasar Distributors, LLC. Montage Investments is the advisor of the Fund. Consilium Investment Management is the Sub-Advisor of the Fund.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000 at the inception of the Fund(1) and is provided for informational purposes only. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced by the applicable management fee, operating expenses and all other expenses incurred due to maintenance of the account. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) — As of November 30, 2015

	1 Year	Since Inception(1)
Investor Class	(26.06)%	(10.08)%
Institutional Class	(25.97)%	(9.94)%
MSCI Emerging Markets Small Cap Index(2)	(9.57)%	(3.00)%

(1)	Inception date of the Fund was December 30, 2013.
(2)	The MSCI Emerging Markets Small Cap Index is designed to measure equity market performance of small capitalization stocks in global emerging markets.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Expense Example (Unaudited)
November 30, 2015

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is provided for informational purposes only and is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 – November 30, 2015).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. Please note that this is not the Fund’s actual return, but is used for informational purposes only to showcase how to calculate the ongoing costs associated with the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(06/01/2015)	(11/30/2015)	(06/01/2015 – 11/30/2015)
Investor Class Actual(2) (3)	$1,000.00	$765.70	$8.68
Investor Class Hypothetical
(5% annual return before expenses)(4)	1,000.00	1,015.24	9.90
Institutional Class Actual(2) (3)	1,000.00	766.10	7.57
Institutional Class Hypothetical
(5% annual return before expenses)(4)	1,000.00	1,016.50	8.64

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.96% and 1.71% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2015 of -23.43% and -23.39% for the Investor Class and Institutional Class, respectively.
(3)	Excluding interest expense, the actual expenses would be $8.63 for the Investor Class and $7.53 for the Institutional Class.
(4)	Excluding interest expense, the hypothetical expenses would be $9.85 for the Investor Class and $8.59 for the Institutional Class.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Allocation of Portfolio Holdings(1) (unaudited)
As of November 30, 2015
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of November 30, 2015
(% of Net Assets)

HSBC Bank, Piramal Enterprises, 03/10/2016	4.1%
HSBC Bank, Sun TV Network, 09/28/2017	3.8%
Ozner Water International Holding	3.5%
Wasion Group Holdings	3.3%
China Pioneer Pharma Holdings	3.1%
China Lesso Group Holdings	3.1%
HSBC Bank, Federal Bank, 06/30/2016	3.0%
Lekoil	2.7%
I-Sens	2.5%
Eugene Technology	2.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Schedule of Investments
November 30, 2015

	Shares	Value
COMMON STOCKS — 78.2%
Argentina — 2.9%
Banco Macro — ADR *	7,646	$442,627
Cresud — ADR *	48,034	529,335
Pampa Energia — ADR *	5,250	116,970
		1,088,932
Brazil — 2.3%
Banco ABC Brasil	165,412	390,881
Companhia Brasileira de Distribuicao Grupo, Class A — ADR	37,239	467,722
		858,603
Cambodia — 1.5%
NagaCorp	897,216	581,838

Chile — 1.4%
Parque Arauco	348,383	522,881

China — 19.4%
China Fiber Optic Network System Group *	5,687,765	601,153
China Lesso Group Holdings	1,488,885	1,177,988
China Pioneer Pharma Holdings	2,545,415	1,182,077
Ozner Water International Holding *	4,666,607	1,298,251
Paradise Entertainment	1,855,052	272,731
Peak Sport Products	2,288,721	718,387
Sinomedia Holding	2,506,924	788,994
Wasion Group Holdings	1,105,001	1,254,095
		7,293,676
Colombia — 2.2%
Cemex Latam Holdings *	288,170	842,168

Egypt — 6.6%
Commercial International Bank Egypt	83,040	455,563
Eastern Tobacco *	27,703	633,925
Edita Food Industries — GDR, Reg S *	27,182	491,994
Juhayna Food Industries	372,439	370,534
Talaat Moustafa Group	735,372	552,222
		2,504,238
Georgia — 2.4%
Bank of Georgia Holdings	30,412	888,382

Greece — 1.3%
Sarantis	63,492	495,067

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

Schedule of Investments – Continued
November 30, 2015

	Shares	Value
Indonesia — 5.7%
Bank Pembangunan Daerah Jawa Timur	13,589,463	$410,612
Global Mediacom	5,606,807	338,135
Mitra Adiperkasa *	466,825	138,047
Steel Pipe Industry of Indonesia *	29,744,721	451,470
Tiga Pilar Sejahtera Food	7,781,466	821,412
		2,159,676
Kazakhstan — 0.8%
Steppe Cement *	1,526,030	316,022

Malaysia — 5.6%
Berjaya Auto	755,604	388,080
Cahya Mata Sarawak	485,107	576,628
My E.G. Services	510,500	406,983
Protasco	1,991,693	736,531
		2,108,222
Nigeria — 4.9%
Access Bank	6,693,021	165,950
Ecobank Transnational *	4,544,617	350,464
Lekoil *	2,900,089	1,004,594
Zenith Bank	4,066,101	317,412
		1,838,420
Pakistan — 1.4%
Lucky Cement	115,203	526,252

PanAsian — 2.3%
Innovalues	1,615,091	847,215

Peru — 3.7%
Alicorp *	345,935	585,774
Cementos Pacasmayo — ADR	124,828	801,396
		1,387,170
Philippines — 2.2%
Pepsi-Cola Products Philippines	595,870	45,506
Security Bank	126,659	369,526
Xurpas	1,165,000	396,445
		811,477

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

SCHEDULE OF INVESTMENTS – CONTINUED
NOVEMBER 30, 2015

	Shares	Value
South Korea — 7.1%
Eugene Technology	82,346	$920,487
I-Sens *	31,813	935,119
Seegene *	26,360	819,854
		2,675,460
Taiwan — 1.8%
Lung Yen Life Service	360,368	690,591

Turkey — 2.7%
Logo Yazilim Sanayi Ve Ticaret	17,082	231,845
Torunlar Gayrimenkul Yatirim Ortakligi	622,221	777,561
		1,009,406
TOTAL COMMON STOCKS
(Cost $35,902,234)		29,445,696

PARTICIPATION NOTES — 12.4%
India — 12.4%
HSBC Bank, Federal Bank, 06/30/2016	1,297,094	1,144,781
HSBC Bank, Jammu & Kashmir Bank, 10/28/2016	457,683	584,577
HSBC Bank, Piramal Enterprises, 03/10/2016	108,465	1,538,014
HSBC Bank, Sun TV Network, 09/28/2017	233,160	1,413,649

TOTAL PARTICIPATION NOTES
(Cost $4,712,296)		4,681,021

INVESTMENT COMPANIES — 3.6%
Romania — 1.2%
Fondul Proprietatea	2,374,273	461,254

Vietnam — 2.4%
Vietnam Opportunity Fund *	369,324	887,990

TOTAL INVESTMENT COMPANIES
(Cost $1,510,866)		1,349,244

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

SCHEDULE OF INVESTMENTS – CONTINUED
NOVEMBER 30, 2015

	Shares	Value
SHORT-TERM INVESTMENT — 2.4%
Fidelity Institutional Government Portfolio, Class I, 0.02% ^
TOTAL SHORT-TERM INVESTMENT
(Cost $885,988)	885,988	$885,988

Total Investments — 96.6%
(Cost $43,011,384)		36,361,949
Other Assets and Liabilities, Net — 3.4%		1,270,715
Total Net Assets — 100.0%		$37,632,664

* Non-income producing security.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
Reg S — Security sold outside the United States without registration under the Securities Act of 1933.
^ The rate shown is the annualized seven day effective yield as of November 30, 2015.

At November 30, 2015, the sector diversification for the Fund was as follows:

% of
Sector	Net Assets
Financials	21.0%
Consumer Discretionary	19.8%
Health Care	11.9%
Consumer Staples	10.4%
Information Technology	10.1%
Materials	7.8%
Industrials	6.6%
Investment Companies	3.6%
Energy	2.7%
Utilities	0.3%
Short-Term Investment	2.4%
Other Assets and Liabilities, Net	3.4%
Total	100.0%

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2015

ASSETS:
Investments, at value
(Cost $43,011,384)	$36,361,949
Foreign currencies
(Cost $455,177)	454,927
Cash	300,965
Dividends and interest receivable	84
Receivable for capital shares sold	1,941
Receivable for investment securities sold	644,989
Prepaid expenses	20,045
Total assets	37,784,900

LIABILITIES:
Payable to investment adviser	26,724
Payable for capital shares redeemed	4,606
Payable for investment securities purchased	36,663
Accrued distribution fees	886
Payable for fund administration & accounting fees	23,094
Payable for compliance fees	3,881
Payable for transfer agent fees & expenses	13,056
Payable for custody fees	20,493
Payable for trustee fees	865
Payable for interest expense	200
Accrued expenses	21,768
Total liabilities	152,236

NET ASSETS	$37,632,664

NET ASSETS CONSIST OF:
Paid-in capital	$56,172,711
Accumulated undistributed net investment loss	(149,026)
Accumulated net realized loss on investments	(11,738,299)
Net unrealized depreciation on:
Investments	(6,649,435)
Foreign currency translation	(3,287)
Net Assets	$37,632,664

	Investor Class	Institutional Class
Net Assets	$1,189,414	$36,443,250
Shares issued and outstanding(1)	149,813	4,575,619
Net asset value, redemption price and offering price per share(2)	$7.94	$7.96

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2015

INVESTMENT INCOME:
Interest income	$299
Dividend income	1,260,801
Less: foreign taxes withheld	(90,077)
Total investment income	1,171,023

EXPENSES:
Investment adviser fees (See Note 5)	878,604
Custody fees (See Note 5)	119,805
Fund administration & accounting fees (See Note 5)	94,683
Transfer agent fees (See Note 5)	54,128
Federal & state registration fees	30,538
Audit fees	17,506
Compliance fees (See Note 5)	15,500
Other	14,106
Legal fees	11,496
Trustee fees (See Note 5)	10,829
Postage & printing fees	8,656
Distribution fees - Investor Class (See Note 6)	4,239
Total expenses before interest expense	1,260,090
Interest expense (See Note 11)	1,887
Total expenses before reimbursement/waiver	1,261,977
Less: waiver from investment adviser (See Note 5)	(260,020)
Net expenses	1,001,957
NET INVESTMENT INCOME	169,066

REALIZED AND UNREALIZED GAIN LOSS ON INVESTMENTS:
Net realized loss on investments	(11,606,066)
Net realized loss on foreign currency translation	(203,800)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,303,170)
Foreign currency translation	(4,170)
Net realized and unrealized loss on investments	(18,117,206)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,948,140)

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
		December 30, 2013(1)
	Year Ended	through
	November 30, 2015	November 30, 2014
OPERATIONS:
Net investment income	$169,066	$23,399
Net realized gain (loss) on investments	(11,741,164)	1,276,450
Net realized loss on foreign currency translation	(68,702)	(98,963)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,303,170)	(346,265)
Foreign currency translation	(4,170)	883
Net increase (decrease) in net assets resulting from operations	(17,948,140)	855,504

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	1,603,068	1,519,909
Proceeds from reinvestment of distributions	30,012	—
Payments for shares redeemed	(1,421,500)	(52,534)
Redemption fees	—	—
Increase in net assets from Investor Class transactions	211,580	1,467,375
Institutional Class:
Proceeds from shares sold	33,632,870	52,906,513
Proceeds from reinvestment of distributions	1,423,612	—
Payments for shares redeemed	(32,067,048)	(1,394,583)
Redemption fees	1,686	171
Increase in net assets from Institutional Class transactions	2,991,120	51,512,101
Net increase in net assets resulting from capital share transactions	3,202,700	52,979,476

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(1,416)	—
Institutional Class	(92,719)	—
Net realized gains:
Investor Class	(29,769)	—
Institutional Class	(1,332,972)	—
Total distributions to shareholders	(1,456,876)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,202,316)	53,834,980

NET ASSETS:
Beginning of period	53,834,980	—
End of period, including accumulated undistributed net investment
loss of $(149,026) and $(72,564), respectively.	$37,632,664	$53,834,980

(1)	Inception date of the Fund.

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

FINANCIAL HIGHLIGHTS

		For The Period
	Year Ended	Inception Through
For a Fund share outstanding throughout the period.	November 30, 2015	November 30, 2014(1)
Investor Class
PER SHARE DATA:
Net asset value, beginning of period	$11.03	$10.00
Investment operations:
Net investment income (loss)	0.01	(0.00)	(2)
Net realized and unrealized income (loss) on investments
and translation of foreign currency	(2.82)	1.03
Total from investment operations	(2.81)	1.03
Less distributions from:
Net investment income	(0.01)	—
Net capital gains	(0.27)	—
Total distributions	(0.28)	—
Paid-in capital from redemption fees	—	—
Net asset value, end of period	$7.94	$11.03
TOTAL RETURN	(26.06)%	10.30	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000’s)	$1,189	$1,453
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	2.39%	2.69	%(4)
After expense reimbursement/waiver	1.95%	1.95	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/waiver	(0.39)%	(0.90)	%(4)
After expense reimbursement/waiver	0.05%	(0.16)	%(4)
Portfolio turnover rate	94%	71	%(3)

(1)	Inception date of the Fund was December 30, 2013.
(2)	Amount per share is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

FINANCIAL HIGHLIGHTS

		For The Period
	Year Ended	Inception Through
For a Fund share outstanding throughout the period.	November 30, 2015	November 30, 2014(1)
Institutional Class
PER SHARE DATA:
Net asset value, beginning of period	$11.05	$10.00
Investment operations:
Net investment income	0.04	0.01
Net realized and unrealized gain (loss) on investments
and translation of foreign currency	(2.84)	1.04
Total from investment operations	(2.80)	1.05
Less distributions from:
Net investment income	(0.02)	—
Net capital gains	(0.27)	—
Total distributions	(0.29)	—
Paid-in capital from redemption fees	— (2)	—	(2)
Net asset value, end of period	$7.96	$11.05
TOTAL RETURN	(25.97)%	10.50	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000’s)	$36,443	$52,382
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	2.14%	2.76	%(4)
After expense reimbursement/waiver	1.70%	1.70	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/waiver	(0.15)%	(0.97	)%(4)
After expense reimbursement/waiver	0.29%	0.09	%(4)
Portfolio turnover rate	94%	71	%(3)

(1)	Inception date of the Fund was December 30, 2013.
(2)	Amount per share is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2015

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Consilium Emerging Market Small Cap Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services – Investment Companies. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Investor Class shares are subject to a 0.25% distribution fee. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 4.

Federal Income Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the year ended November 30, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended November 30, 2015, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended November 30, 2015 the Fund did not incur any interest or penalties.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. While the Fund is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities linked to its investments in Participation Notes, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from Participation Notes is recorded as dividend income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended November 30, 2015, the following reclassifications were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$(151,393)	$160,858	$(9,465)

CONSILIUM EMERGING MARKET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
NOVEMBER 30, 2015

Foreign Currency — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of the average daily net assets of the Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3. PRINCIPAL RISKS

Currency Risk — When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets at risk of total loss. Currency risks may be greater in emerging and frontier market countries than in developed market countries.

Emerging Markets Risk — Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Foreign Securities Risk — Investing in foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

Participation Notes Risk — Participation Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the

CONSILIUM EMERGING MARKET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
NOVEMBER 30, 2015

counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. The risk that the Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases Participation Notes issued by one issuer or a small number of issuers. Participation Notes involve transaction costs. Participation Notes may be illiquid and therefore may be subject to the Fund’s percentage limitation for investments in illiquid securities.

4. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities — Equity securities, including common stocks and foreign investment companies, which are primarily traded on a national securities exchange, are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s Net Asset Value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

Short-term Investments — Investments in money market funds are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Participation Notes. Participation Notes are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country where direct investment is not allowed. Participation Notes are valued at the mean between the bid and ask prices.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could

CONSILIUM EMERGING MARKET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
NOVEMBER 30, 2015

obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of November 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,850,044	$26,595,652	$—	$29,445,696
Participation Notes	—	4,681,021	—	4,681,021
Investment Companies	—	1,349,244	—	1,349,244
Short-Term Investment	885,988	—	—	885,988
Total Investments in Securities	$3,736,032	$32,625,917	$—	$36,361,949

Transfers between levels are recognized at the end of the reporting period. During the year ended November 30, 2015, the Fund recognized no transfers to/from all levels. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

5. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Montage Investments, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.50% of the Fund’s average daily net assets.

The Adviser has engaged Consilium Investment Management LLC as the sub-adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. Pursuant to a Sub-Advisory Agreement, the Adviser pays the Sub-Adviser, on a monthly basis, an annual sub-advisory fee of 1.00% of the Fund’s average net assets at month-end.

The Fund’s Adviser and the Sub-Adviser have contractually agreed to waive a portion or all of their management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.95% and 1.70% of average daily net assets of the Fund’s Investor Class shares and Institutional Class shares, respectively. Fees waived and expenses reimbursed by the Adviser and/or Sub-Adviser may be recouped by the Adviser and/or Sub-Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expenses Limitation Agreement is in effect through at least May 31, 2016. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
11/30/2017	$284,859
11/30/2018	260,020

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As

CONSILIUM EMERGING MARKET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
NOVEMBER 30, 2015

compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended November 30, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. For the year ended November 30, 2015, the Investor Class incurred expenses of $4,239 pursuant to the Plan.

7. CAPITAL SHARE TRANSACTIONS

		For the Period
		December 30, 2013(1)
	Year Ended	through
	November 30, 2015	November 30, 2014
Investor Class:
Shares sold	159,683	136,409
Shares issued to holders in reinvestment of dividends	2,920	—
Shares redeemed	(144,491)	(4,708)
Net increase in Investor Class shares	18,112	131,701

Institutional Class:
Shares sold	3,351,935	4,867,588
Shares issued to holders in reinvestment of dividends	138,349	—
Shares redeemed	(3,655,826)	(126,427)
Net increase (decrease) in Institutional Class shares	(165,542)	4,741,161
Net increase (decrease) in shares outstanding	(147,430)	4,872,862

(1) Inception date of the Fund was December 30, 2013.

8. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended November 30, 2015, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$55,037,707	$51,210,322

CONSILIUM EMERGING MARKET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
NOVEMBER 30, 2015

9. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at November 30, 2015, the Fund’s most recent fiscal year end, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net Depreciation	Tax Cost
$1,597,535	$(9,397,667)	$(7,800,132)	$44,162,081

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the differences in tax treatment of wash sales and passive foreign investment companies.

At November 30, 2015, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Other		Total
Ordinary	Accumulated	Unrealized	Accumulated
Income	Losses	Depreciation	Losses
$ —	$(10,739,915)	$(7,800,132)	$(18,540,047)

As of November 30, 2015, the Fund had $7,982,263 in short-term and $2,641,867 in long-term capital loss carryovers which will be permitted to be carried over for an unlimited period.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended November 30, 2015, the Fund plans to defer on a tax basis, late year ordinary losses of $112,498.

The tax character of distributions paid during the period ended November 30, 2015, were as follows:

Ordinary Income*	Long Term Capital Gains	Total
$1,456,876	$ —	$1,456,876

*For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

There were no distributions paid for the period ended November 30, 2014.

CONSILIUM EMERGING MARKET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
NOVEMBER 30, 2015

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2015, National Financial Services, FBO owned 54.17% of the outstanding shares of the Fund.

11. LINE OF CREDIT

The Fund established an unsecured line of credit (“LOC”) in the amount of $10,000,000 or 33.33% of the fair value of the Fund’s investments, whichever is less. The LOC matures, unless renewed on July 28, 2016. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian U.S. Bank, N.A. Interest is charged at the prime rate. The interest rate during the period was 3.25%. The Fund has authorized U.S. Bank to charge any of the Fund’s accounts for any missed payments.

For the year ended November 30, 2015, the Fund’s credit facility activity is as follows:

Credit Facility	Average	Amount Outstanding	Interest	Maximum	Date of
Agent	Borrowings	as of November 30, 2015	Expense	Borrowing	Maximum Borrowing
U.S. Bank N.A.	$57,258	$ —	$1,887	$2,196,000	8/16/2015

CONSILIUM EMERGING MARKET SMALL CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Consilium Emerging Market Small Cap Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Consilium Emerging Market Small Cap Fund (the “Fund”), a series of Managed Portfolio Series, as of November 30, 2015, and the related statement of operations for the year then ended, and changes in net assets and the financial highlights for the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Consilium Emerging Market Small Cap Fund as of November 30, 2015, the results of its operations for the year then ended, and changes in net assets and the financial highlights for the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 28, 2016

CONSILIUM EMERGING MARKET SMALL CAP FUND

ADDITIONAL INFORMATION (UNAUDITED)
NOVEMBER 30, 2015

TRUSTEES AND OFFICERS

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Age	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Independent Trustees

Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Age: 69	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	28	Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (12 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013).

Roel C. Campos, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 66	Trustee	Indefinite Term; Since April 2011	28	Partner, Locke Lord LLP (a law firm) (2011-present); Partner, Cooley LLP (a law firm) (2007-2011); Commissioner, U.S. Securities and Exchange Commission (2002-2007).	Director, WellCare Health Plans, Inc. (2013-Present); Director, Regional Management Corp. (2012-Present).

David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	28	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (12 Portfolios) (2012-Present).

David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	Trustee	Indefinite Term; Since April 2011	28	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Insurance Trust (9 Portfolios) (2006-Present).

Interested Trustee

Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Chairperson and Trustee	Indefinite Term; Since January 2011	28	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

CONSILIUM EMERGING MARKET SMALL CAP FUND

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
NOVEMBER 30, 2015

TRUSTEES AND OFFICERS

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Age	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Officers

James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A

Jeanine Bajczyk 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Secretary	Indefinite Term; Since August 2015	N/A	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2006-present).	N/A

Mark Quade, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Assistant Secretary	Indefinite Term; Since June 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013-present); Law Clerk U.S. Bancorp (2012-2013); J.D. Candidate, University of Minnesota Law School (2010-2013).	N/A

Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A

CONSILIUM EMERGING MARKET SMALL CAP FUND

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
NOVEMBER 30, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-572-3679.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-572-3679. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-572-3679, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended November 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 18.04% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2015, was 12.68% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 93.54%.

PRIVACY NOTICE (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Montage Investments, LLC
11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas, 66211

INVESTMENT SUB-ADVISER
Consilium Investment Management LLC
3101 N. Federal Hwy, Suite 502
Fort Lauderdale, Florida 33306

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115-1187

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, Maine 04104-5029

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT, FUND ACCOUNTANT AND FUND ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report should be accompanied or preceded by a prospectus.
The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-572-3679.

YL-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal year ended November 30, 2015, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for the past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$14,500	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 4, 2016

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	February 4, 2016

* Print the name and title of each signing officer under his or her signature.